Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

5.  INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent, Assurant, Inc. Information about the Company's current and deferred federal tax (benefit) expense follows:

	Years ended December 31,
	2011	2010	2009
Current (benefit) expense	$(432)	$3,759	$3,618
Deferred (benefit) expense	211	291	298
Total income tax (benefit) expense	$(221)	$4,050	$3,916

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	Years ended December 31,
	2011	2010	2009
Federal Income Tax Rate	35.0%	35.0%	35.0%
Reconciling Items:
Tax exempt interest	(33.0)	(2.5)	(2.6)
Change in valuation allowance	(10.2)	0.1	—
Dividends-received deduction	(6.9)	(0.8)	(0.9)
Goodwill impairment*	—	2.4	2.8
Permanent nondeductible expenses	0.9	0.1	0.1
Other	0.3	0.1	0.1
Effective income tax rate:	(14.1)%	34.4%	34.5%

*  See Note 13 for further information on goodwill impairment.

The increase in the deduction for tax-exempt interest in 2011 is primarily due to the increase in tax-exempt investments and the reduction in pre-tax income. The increase in the deduction for valuation allowance in 2011 is primarily due to the elimination of the valuation allowance and the reduction in pre-tax income. The increase in the deduction for dividends received in 2011 is primarily due to the reduction in pre-tax income.

As of December 31, 2011 and 2010, the Company had no liability for unrecognized tax benefits.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2004.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	Years ended December 31,
	2011	2010
Deferred Tax Assets:
Deferred gains on disposal of business	$1,083	$1,252
Investments, net	3,873	1,089
Deferred acquisition costs	821	901
Employee and post-retirement benefits	568	482
Compensation related	10	—
Capital loss carryforwards	—	296
Other	86	52
Total deferred tax asset	6,441	4,072
Less valuation allowance	—	(160)
Deferred tax asset, net of valuation allowance	6,441	3,912
Deferred Tax Liabilities:
Policyholder and separate account reserves	2,250	2,020
Net unrealized appreciation on securities	4,258	2,307
Other	418	35
Total deferred tax liability	6,926	4,362
Net deferred income tax liability	$(485)	$(450)

The Company's total valuation allowance against deferred tax assets decreased by $160 to $0 at December 31, 2011, from $160 at December 31, 2010. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $6,441 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2011, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.